                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the inclusion of our reports dated February 1, 2002 included in AFCE, Inc.'s Annual Report on Form 10-K for the year ending December 30, 2001 as well as the incorporation by reference of such reports into the Company's previously filed Registration Statement on Form S-8 333-81404.







                                        /s/ Arthur Andersen LLP

Atlanta, Georgia
February 19, 2002